Commonwealth Annuity and Life Insurance Company 132 Turnpike Road, Suite 210 Southborough, MA 01772 508-460-2400 – phone 508-460-2401 – fax	commonwealthannuity.com * 800.366.1492

Commonwealth Annuity and Life Insurance Company

a Goldman Sachs Company

SEMI-ANNUAL REPORT – 6/30/2007

FOR CONTRACT HOLDERS OF: Commonwealth Annuity Select Resource I/Resource II,

Commonwealth Annuity Select Charter, Commonwealth Annuity Select
Reward, Commonwealth Annuity Select Acclaim, Commonwealth Annuity
Optim-L and Commonwealth Annuity Select Advocate

September 10, 2007

VIA EDGAR

Securities and Exchange Commission
450 Fifth Street, NW
Washington, DC 20549

Subj:

Commonwealth Annuity Select Separate Account
1940 Act Registration Number: 811-06632
1933 Act Registration Numbers: 33-47216, 333-78245, 333-63093, 333-92115,

333-90531, 333-86274

CIK: 0000886134
Rule N30-d Filing

Dear Sir or Madam:

As required by Rule 30e-2 under the Investment Company Act of 1940, as amended (the “Act”), Commonwealth Annuity Select Separate Account, a unit investment trust registered under the Act, mailed to its contract owners the annual report(s) for the underlying management investment companies. This filing constitutes the filing of those reports as required by Rule 30b2-1 under the Act.

The following annual reports, which were mailed to contract owners, were filed with the Commission via EDGAR on the dates indicated below and are incorporated herein by reference:

Underlying Management Investment Company	CIK Number	Date(s) Filed
Goldman Sachs Variable Insurance Trust	1046292	August 30, 2007
AIM Variable Insurance Funds	896435	August 23, 2007
AllianceBernstein Variable Products Series Fund, Inc.	825316	August 24, 2007 August 27, 2007
DWS Investments VIT Funds	1006373	August 17, 2007 August 17, 2007
DWS Variable Series II	810573	August 23, 2007
Eaton Vance Variable Trust	1121746	August 28, 2007
Fidelity Variable Insurance Products Fund	356494	August 27, 2007
Fidelity Variable Insurance Products Fund II	831016	August 27, 2007
Fidelity Variable Insurance Products Fund III	927384	August 27, 2007
Franklin Templeton Variable Insurance Products Trust	837274	August 27, 2007
Janus Aspen Series	906185	August 23, 2007
MFS Variable Insurance Trust	918571	August 23, 2007
Oppenheimer Variable Account Funds	752737	August 28, 2007
Pioneer Variable Contracts Trust	930709	August 28, 2007
T. Rowe Price International Series, Inc.	918292	August 24, 2007

To the extent necessary, these filings are incorporated herein by reference.

Sincerely,

/s/ JON-LUC DUPUY

Jon-Luc Dupuy
Vice President, Assistant General Counsel
and Assistant Corporate Secretary

Commonwealth Annuity and Life Insurance Company
132 Turnpike Road, Suite 210 * Southborough, MA 01772